                                                     ISDA Schedule to the Master
                                                     Agreement for Interest Rate
                                                                            Swap

                                                      CRUSADE MANAGEMENT LIMITED

                                                          ST.GEORGE BANK LIMITED

                       PERPETUAL TRUSTEES CONSOLIDATED LIMITED AS TRUSTEE OF THE
                                              CRUSADE GLOBAL TRUST NO. 1 OF 2007

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                                                          ALLENS ARTHUR ROBINSON
                                                             Deutsche Bank Place
                                               Corner Hunter and Phillip Streets
                                                               Sydney  NSW  2000
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2007

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DATE 13 March 2007

PARTIES

      1.   CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) (PARTY A);

      2.   ST.GEORGE BANK LIMITED (ABN 92 055 513 070) (ST.GEORGE); and

      3.   PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) in its
           capacity as trustee of the Crusade Global Trust No. 1 of 2007
           (PARTY B).

PART 1. TERMINATION PROVISIONS

     (a)  SPECIFIED ENTITY is not applicable in relation to Party A or Party B:

     (b)  Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii), (iii) and
          (iv) will not apply to Party A or Party B.

     (c)  The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
          Insolvency Event under the Master Trust Deed has occurred in respect of Party A, Party B or St.George" (the party the subject of the
          Insolvency Event will be the Defaulting Party except that in the case of Party A, if there is an Insolvency Event in relation to St.George,
          Party A will be the Defaulting Party). The occurrence of an Insolvency
          Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within 30 Local Business Days of that occurrence, Party A, Party
          B and St.George are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated
          Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in standard International
          Swaps and Derivatives Association ("ISDA") form.

     (d)  Section 5(a)(i) is amended to replace THIRD with TENTH.

          For the avoidance of doubt, but without limiting Section 18, Party B is not obliged to pay any amount attributable to any Break Payment which is due by, but not received from, an Obligor or any Loan Offset
          Interest Amount which is due by, but not received from, the Approved
          Seller, and the failure by Party B to pay that amount shall not be an
          Event of Default.

     (e)  The AUTOMATIC EARLY TERMINATION provision of Section 6(a):

          will not apply to Party A
          will not apply to Party B

          Any event which, upon its occurrence, constitutes an Event of Default, is deemed not to be an essential term of the Transaction so that the occurrence of any Event of Default shall not be implied to constitute a repudiation of this Agreement. This does not in any way restrict

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          or limit the right of a Non-Defaulting Party under Section 6(a) to terminate following an Event of Default.

     (f)  PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement, Second Method and Loss will apply.

     (g)  An ADDITIONAL TERMINATION EVENT set out in Part 5(p) of this Schedule
          (under Section 16(j)), will apply.

     (h)  In the TRANSFER provision of Section 7, add a new paragraph (c):

          (c)  Party B may transfer to a Successor Trustee (as defined below) or to avoid an illegality as specified in Section 5(b)(i).

     (i)  Add a new paragraph to Section 7 immediately below paragraph (c):

          In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("Successor Trustee"), each of Party A and
          St.George undertakes that it shall (unless, at the time the Successor
          Trustee is so appointed, Party A or St.George is entitled to terminate the Transaction under Section 6, in which case it may) novate to the
          Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B or St.George and the Successor
          Trustee, and give written notice to the Designated Rating Agencies of such novation.

PART 2. TAX REPRESENTATIONS

     (a)  PAYER TAX REPRESENTATIONS.

          For the purpose of Section 3(e) of this Agreement each of Party A,
          St.George and Party B will make the following representation.

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant
          Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
          6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

          (i)   the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

          (ii)  the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the
                accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this
                Agreement; and

          (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

          provided that it shall not be a breach of this representation where reliance is placed on Section (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (b)  PAYEE TAX REPRESENTATIONS.

          For the purpose of Section 3(f) of this Agreement, each of Party A,
          St.George and Party B represents that it is an Australian resident and does not derive the payments under this Agreement in whole or

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          in part in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

          Party A, St.George and Party B also represent that Crusade Global
          Trust No. 1 of 2007 is a non-U.S. branch of a foreign person for U.S.
          federal income tax purposes.

     (c)  DEDUCTION OR WITHHOLDING FOR TAX. SECTION 2(d) is replaced with the following Section:

               All payments under this Agreement will be made subject to
               deduction or withholding for or on account of any Tax. If a party is so required to deduct or withhold, then that party ("X") will:

               (i)   promptly notify the other party ("Y") of such requirement;

               (ii)  pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of
                     determining that such deduction or withholding is required or receiving notice that such amount has been assessed
                     against Y;

               (iii) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y,
                     evidencing such payment to such authorities;

               (iv)  pay to Y the amount Y would have received had no deduction or withholding been required.

               Paragraph (iv) shall not apply to payments to be made by Party B.

PART 3. AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to the other as soon as reasonably practicable following a request by the other party, any document or certificate reasonably required by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which the deduction or withholding for or on account of Tax is applied to that payment.

PART 4. MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     Address for notices or communications to Party A:

     Address:        Level 10, 55 Market Street, Sydney NSW 2000
     Attention:      Securitisation Manager
     Facsimile No:   (02) 9320 5589  Telephone No: (02) 9320 5526

     Address for notices or communications to Party B:

     Address:        Level 12, 123 Pitt Street, Sydney  NSW  2000
     Attention:      Manager, Securitisation
     Facsimile No:   (02) 9221 7870  Telephone No: (02) 9229 9000

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     With a copy to the Manager:

     Address:        Level 10, 55 Market Street, Sydney NSW 2000
     Attention:      Securitisation Manager
     Facsimile No:   (02) 9320 5589  Telephone No: (02) 9320 5526

     Address for notices or communications to St.George:

     Address:        Level 10, 55 Market Street, Sydney NSW 2000
     Attention:      Securitisation Manager
     Facsimile No:   (02) 9320 5589  Telephone No: (02) 9320 5526

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent: None.

     Party B appoints as its Process Agent: None.

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e)  CALCULATION AGENT. The Calculation Agent is Party A.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     In relation to Party A: Nil.

     In relation to Party B: Security Trust Deed

(g)  CREDIT SUPPORT PROVIDER. Credit Support Provider means:

     In relation to Party A: St.George.

     In relation to Party B: Nil.

(h)  GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i)
     is deleted and replaced with the following:

     each party submits to the non-exclusive jurisdiction of the courts of New
     South Wales and Court of Appeal from them.

(i)  NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(j)  AFFILIATE will have the meaning specified in Section 14 of this Agreement.
     For the purpose of Section 3(c), each of Party A and Party B are deemed not to have any Affiliates.

PART 5. OTHER PROVISIONS

(a)  ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (published by the International
     Swaps and Derivatives Association, Inc.) as amended from time to time (the
     "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the
     ISDA

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     Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of this
     Agreement and each Confirmation.

(b)  In Section 2(a)(ii), after freely transferable funds add free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement).

(c)  A new Section 2(a)(iv) is inserted as follows:

     (iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section
          2(a)(i).

(d)  For the purpose of Section 2(b) of this Agreement, CHANGE OF ACCOUNT, any new account so designated shall be in the same tax jurisdiction as the original account.

(e)  ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

          (g)  Non Assignment. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the trusts created pursuant to the Trust Deed) and has not given any charge over its assets, in the case of Party A, or the assets of the Trust (other than as provided in the Security Trust Deed), in the case of Party B.

(f)  Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into)
     that:

     (i)   TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

     (ii)  SOLE TRUSTEE. Party B has been validly appointed as trustee of the
           Trust and is presently the sole trustee of the Trust.

     (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to
           Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

     (iv)  POWER. Party B has power under the Trust Deed to enter into this
           Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

     (v)   GOOD TITLE. Party B is the lawful owner of the Assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed, and, subject only to the
           Trust Deed, the Security Trust Deed and any Security Interest (as
           defined in the Trust Deed) permitted under the Security Trust Deed, as far as Party B is aware, those assets are free from all other
           Security Interests (other than Party B's indemnity from the Assets of the Trust).

(g)  In Section 3(c):

     (i)   delete the words AGENCY OR OFFICIAL; and

     (ii)  in the third line, insert "materially" before the word "affect".

(h)  In Section 4 add a new paragraph as follows:

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     (f)  CONTRACTING AS PRINCIPAL. Party A and St.George will enter into all
          Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise.

(i)  In Section 6(d)(i), in the last line, insert "in the absence of manifest error" after the word EVIDENCE.

(J)  CONFIRMATIONS. Notwithstanding the provisions of Section 9(e)(ii), each
     Confirmation in respect of a Swap Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforceability of any Swap Transaction.

(k)  Section 12 is amended as follows:

     (i)  in Section 12(a), insert and settlement instructions requiring payment to an entity other than the original counterparty after Section 5 or 6 in line 2.

     (ii) Section 12(a)(iii) is replaced with:

          (iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the
                purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form.

(l)  Any reference to a:

     (i)  SWAP TRANSACTION in the ISDA Definitions is deemed to be a reference to a TRANSACTION for the purpose of interpreting this Agreement or any
          Confirmation; and

     (ii) TRANSACTION in this Agreement or any Confirmation is deemed to be a reference to a SWAP TRANSACTION for the purpose of interpreting the
          ISDA Definitions.

(m)  TRUST DEED means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 1 of 2007 Supplementary Terms Notice dated on or about the date of this Agreement between (among others) Party B, Party A and the Manager (the SUPPLEMENTARY TERMS NOTICE), and each of the following expressions shall have the meanings given to them in the Trust Deed and the
     Supplementary Terms Notice:

               APPROVED BANK
               APPROVED SELLER
               ASSETS
               BANK
               BREAK PAYMENT
               CLASS
               DESIGNATED RATING AGENCY
               FINAL MATURITY DATE
               FIXED RATE LOAN
               HOUSING LOAN PRINCIPAL
               INSOLVENCY EVENT

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               LOAN OFFSET INTEREST AMOUNT
               MANAGER
               MASTER TRUST DEED
               MONTHLY INTEREST PERIOD
               MONTHLY PAYMENT DATE
               NOTE
               OBLIGOR
               PAYMENT DATE
               PURCHASED RECEIVABLE
               SECURITY TRUST DEED
               SERVICER
               SUPPORT FACILITY PROVIDER
               TRUST

(n)  TRUST DEED: The Parties acknowledge and agree that for the purposes of the
     Trust Deed, this Agreement is a HEDGE AGREEMENT and each of Party A and
     St.George are SUPPORT FACILITY PROVIDERS.

(o)  AGREEMENT by St.George to act as Standby Interest Rate Swap Provider:

     A new Section 15 is added as follows:

     15.  Standby Interest Rate Swap Provider

          (a)  St.George agrees with Party B that if:

               (i)  Party A is obliged to make a payment under a Confirmation on any day; and

               (ii) Party A does not make that payment by 2pm (Sydney time) on that day,

               then St.George must, as a principal obligation, pay that amount in full to Party B by no later than 4pm (Sydney time) on that date.

          (b)  St.George shall make each such payment in full, without any set off, counterclaim or exercise of any similar right or defence, other than any netting permitted under this Agreement.

          (c)  In consideration of St.George agreeing to act as Standby Interest
               Rate Swap Provider, Party B agrees to pay to St.George monthly in arrears a fee that accrues from day to day and is calculated at the rate of 0.03% per annum on the aggregate Housing Loan
               Principal of all Fixed Rate Loans on the first day of each
               Monthly Interest Period payable on each Monthly Payment Date.
               This fee is payable on each Monthly Payment Date, subject to the cashflow allocation methodology in the Supplementary Terms
               Notice.

          (d)  Subject to section 18, in consideration of St.George agreeing, at the request of Party A, to act as Standby Interest Rate Swap
               Provider, Party A agrees to indemnify St.George on demand against any loss, charge, liability or expense that St.George may sustain or incur as a direct or indirect consequence of Party A failing to comply with this obligations under this Agreement, or the
               Manager requiring St.George to make a payment under this
               Agreement.

          (e)  St.George's obligations under this Agreement shall survive:

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               (i)  the termination of this Agreement;

               (ii) any payment by it under paragraph (a) in respect of any payment due from, but unpaid by, Party A; and

               (iii) any winding up or insolvency of Party A.

          (f)  A payment by St.George under paragraph (a) in respect of any payment due from, but unpaid by, Party A does not limit or waive any payment that Party A is required to make under a
               Confirmation.

          (g)  If for any reason Party A is wound up or otherwise is unable to perform its obligations under this Agreement as a matter of law,
               St.George shall undertake all the obligations of Party A under this Agreement as if named as Party A.

(p)  A new Section 16 is added as follows:

     16. DOWNGRADE

     (a)  For the purpose of this Section 16 the following additional definitions apply:

          ACCEPTABLE ARRANGEMENT means an arrangement which each relevant
          Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note Downgrade.

          APPROVED BANK means a Bank which has a short term rating of at least
          A-1+ (S&P), P-1 (short term) and A2 (long term) (Moody's) and F1
          (short term) (Fitch Ratings).

          DOWNGRADE means St.George's rating by a Designated Rating Agency has been withdrawn or reduced resulting in St.George having:

          (i)   a short term credit rating of less than A-1 (short term) by S &
                P;

          (ii)  a credit rating by Moody's of less than P-1(short term) or A2
                (long term); or

          (iii) a credit rating by Fitch Ratings of less than F1 (short term) or
                A (long term).

          MAJOR ST.GEORGE DOWNGRADE means a Downgrade in respect of St.George resulting in St.George having:

          (i)  a short term credit rating by S&P of less than A-1 (short term);

          (ii) a credit rating by Moody's of less than P-1 (short term) or A3
               (long term); or

          (iii) a credit rating by Fitch Ratings of less than F2 (short term) or
               BBB+ (long term).

          MINOR PARTY A DOWNGRADE means any Downgrade which is not a Major
          St.George Downgrade.

          NOTE DOWNGRADE means any actual or proposed withdrawal or downgrade of the ratings assigned to any Class of Notes by a Designated Rating
          Agency which results or would result in any rating assigned to that
          Class of Notes being less than that stipulated in Section 4.2(f) of the Supplementary Terms Notice.

          REPLACEMENT PROVIDER means a party that has agreed to replace
          St.George as Standby Interest Rate Swap Provider, or Party A as
          Interest Rate Swap Provider, and has a rating greater than or equal to:

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          (i)   A-1 by S & P;

          (ii)  who is suitably rated such that its appointment as Standby
                Interest Rate Swap Provider does not result in a Note Downgrade by Moody's; and

          (iii) F1 (short term) and A (long term) by Fitch Ratings.

          SWAP COLLATERAL ACCOUNT means an account established by Party B with an Approved Bank.

     (b)  If, at any time, St.George is Downgraded and the Downgrade constitutes a Minor St.George Downgrade, St.George shall, within 30 days (or such greater period as agreed by the relevant Designated Rating Agency), comply with Section 16(d).

     (c)  If at any time St.George is Downgraded and the Downgrade constitutes a
          Major St.George Downgrade, St.George shall, within 5 Business Days (or such greater period as agreed by the relevant Designated Rating
          Agency) comply with Section 16(d), however, where the Major St.George
          Downgrade relates to the credit rating by Fitch Ratings of less than
          F2 (short term) or BBB+ (long term) then St.George must comply with either Section 16(d)(ii) or (iii).

     (d)  Where St.George is required to comply with this Section 16(d) it shall, at its cost, and at its election do one of the following:

          (i)   (CASH COLLATERALISE) deposit into a Swap Collateral Account and maintain in the Swap Collateral Account (whilst the relevant
                Downgrade subsists) sufficient funds to ensure that the amount standing to the credit of the Swap Collateral Account is equal to the greater of the following (the CASH COLLATERAL AMOUNT):

               (A)  zero;

               (B)  CCR; and

               (C)  an amount acceptable to Moody's and Fitch Ratings (as the case may be) sufficient to ensure that the ratings given to the Notes by Moody's and Fitch Ratings (as the case may be)
                    are not adversely affected and that any Note Downgrade is
                    avoided or reversed (as the case may be);

          (ii)  (NOVATE) enter into an agreement novating this Agreement to a
                Replacement Provider proposed by any of Party A, St.George or
                Party B which each Designated Rating Agency has confirmed will not result in a withdrawal or downgrade of any credit rating assigned, by it, to the Notes; or

          (iii) (OTHER ARRANGEMENTS) enter into or procure entry into any
                Acceptable Arrangement.

          For the purpose of this paragraph (d), the formula for calculating CCR is as follows.

          CCR = CR

          where

          CR means MTM + VB

          MTM means the mark-to-market value of the Transactions outstanding under the Agreement. Party A will have to mark the Transactions to market and post collateral on a weekly basis, with a cure period of 3 days. The mark-to-market value should reflect the

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          higher of 2 bids from counterparties that will be eligible and willing to assume Party A's role in the Transactions in place of Party A. The mark-to-market value may be a positive or negative amount. A bid has a negative value if the payment would be from the counterparty to Party
          A and has a positive value if the payment would be from Party A to the counterparty (for the purposes of determining a higher bid, any bid of positive value is higher than any bid of a negative value).

          VB means the value calculated by multiplying the Invested Amount at the time of the calculation by the relevant percentage calculated from the following table (for the purposes of interpreting the table,
          "Counterparty rating" is the credit rating assigned to Party A by S&P and "Maturities" is the period from and including the date of calculation to but excluding the scheduled maturity of the last expiring Transaction outstanding under this Agreement):

                              VOLATILITY BUFFER (%)

COUNTERPARTY   MATURITIES UP   MATURITIES UP   MATURITIES MORE
   RATING       TO 5 YEARS      TO 10 YEARS     THAN 10 YEARS
------------   -------------   -------------   ---------------
     A-2             6.50           8.25             11.75
     A-3            10.00          14.50             31.75
BB+ or lower        13.00          25.75             68.50

          In addition to complying with its obligations under this Section 16, if there is a Downgrade to St.George's long term debt rating below
          BBB- by S&P, St.George must immediately post collateral in accordance with Section 16(d)(i) and be immediately substituted for a Replacement
          Provider.

     (e)  Where St.George procures a Replacement Provider in accordance with
          Section 16(d)(ii), each party to this Agreement shall do all things necessary to novate the relevant obligations to the Replacement
          Provider.

     (f)  If, at any time, St.George's obligations under this Agreement are novated in accordance with Section 16(d)(ii) or any Acceptable
          Arrangement is entered into in accordance with Section 16(d)(iii),
          St.George shall be immediately entitled to any cash collateral amount which it has deposited in the Swap Collateral Account less any amounts applied pursuant to paragraph (h)(i) or (h)(v).

     (g)  All interest on the Swap Collateral Account will accrue and be payable monthly to the party which provides the relevant Cash Collateral
          Amount.

     (h)  Party B may only make withdrawals from the Swap Collateral Account only for the purpose of:

          (i)   novating obligations under this Agreement in accordance with
                Section 16(d)(ii) or entering into any other Acceptable
                Arrangement in accordance with 16(d)(iii);

          (ii)  refunding to St.George the amount of any reduction in the Swap
                Collateral Amount, from time to time and providing the
                Designated Rating Agencies have confirmed, in writing, that such refund will not result in a Note Downgrade;

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          (iii) withdrawing any amount which has been incorrectly deposited into the Swap Collateral Account;

          (iv)  paying any applicable bank account taxes or equivalent payable in respect of the Swap Collateral Account; or

          (v)   funding the amount of any payment due to be made by Party A or
                St.George under this Agreement following the failure by Party A or St.George to make that payment.

     (i)  St.George's obligations under this Section 16 shall:

          (i)   survive the termination of this Agreement; and

          (ii)  terminate upon St.George complying with its obligations (if any)
                under Section 16(d).

     (j)  Where St.George fails to comply with Section 16(d), this shall constitute an Additional Termination Event and Party A shall be the
          Affected Party for this purpose.

(q)  A new Section 17 is added as follows:

          17. Party B provisions

               (a)  Limitation of liability

               (A)  General

                    Clause 30 of the Master Trust Deed applies to the
                    obligations and liabilities of Party B under this agreement.

               (B)  Limitation of Party B's Liability

                    (1)  Party B enters into this agreement only in its capacity as trustee of the Trust and in no other capacity
                         (except where the Transaction Documents provide
                         otherwise). Subject to paragraph (3) below, a liability
                         arising under or in connection with this agreement or
                         the Trust can be enforced against Party B only to the
                         extent to which it can be satisfied out of the assets
                         and property of the Trust which are available to
                         satisfy the right of Party B to be exonerated or
                         indemnified for the liability. This limitation of Party
                         B's liability applies despite any other provision of
                         this agreement and extends to all liabilities and
                         obligations of Party B in any way connected with any
                         representation, warranty, conduct, omission, agreement
                         or transaction related to this agreement or the Trust.

                    (2)  Subject to subparagraph (3) below, no person (including any Relevant Party) may take action against Party B in
                         any capacity other than as trustee of the Trust or seek
                         the appointment of a receiver (except under this
                         agreement), or a liquidator, an administrator or any
                         similar person to Party B or prove in any liquidation,
                         administration or arrangements of or affecting Party B.

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                    (3)  The provisions of this section 17 shall not apply to
                         any obligation or liability of Party B to the extent
                         that it is not satisfied because under a Transaction
                         Document or by operation of law there is a reduction in
                         the extent of Party B's indemnification or exoneration
                         out of the Assets of the Trust as a result of Party B's
                         fraud, negligence, or Default.

                    (4)  It is acknowledged that the Relevant Parties are
                         responsible under the Transaction Documents for
                         performing a variety of obligations relating to the
                         Trust. No act or omission of Party B (including any
                         related failure to satisfy its obligations under this
                         agreement) will be considered fraud, negligence or
                         Default of Party B for the purpose of subparagraph (3)
                         above to the extent to which the act or omission was
                         caused or contributed to by any failure by any Relevant
                         Party or any person who has been delegated or appointed
                         by Party B in accordance with this agreement or any
                         other Transaction Document to fulfil its obligations
                         relating to the Trust or by any other act or omission
                         of a Relevant Party or any such person.

                    (5)  In exercising their powers under the Transaction
                         Documents, each of Party B, the Security Trustee and
                         the Noteholders must ensure that no attorney, agent,
                         delegate, receiver or receiver and manager appointed by
                         it in accordance with this agreement has authority to
                         act on behalf of Party B in a way which exposes Party B
                         to any personal liability and no act or omission of any
                         such person will be considered fraud, negligence, or
                         Default of Party B for the purpose of subparagraph (3)
                         above.

                    (6)  In this clause, RELEVANT PARTIES means each of the
                         Manager, the Servicer, the Calculation Agent, the Note
                         Registrar, each Paying Agent, the Note Trustee, and the
                         provider of a Support Facility.

                    (7)  Nothing in this clause limits the obligations expressly imposed on Party B under the Transaction Documents.

               (b)  Nothing in paragraph (a) or (c) limits Party A in:

                    (i)   obtaining an injunction or other order to restrain any
                          breach of this Agreement by Party B;

                    (ii)  obtaining declaratory relief; or

                    (iii) relation to its rights under the Security Trust Deed.

               (c)  Except as provided in paragraphs (a) and (b), Party A shall not:

                    (i)   (JUDGMENT) obtain a judgment for the payment of money
                          or damages by Party B;

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                    (ii)  (STATUTORY DEMAND) issue any demand under section
                          459E(1) of the Corporations Act 2001 (Cth) (or any
                          analogous provision under any other law) against Party
                          B;

                    (iii) (WINDING UP) apply for the winding up or dissolution of Party B;

                    (iv)  (EXECUTION) levy or enforce any distress or other
                          execution to, on or against any assets of Party B;

                    (v)   (COURT APPOINTED RECEIVER) apply for the appointment
                          by a court of a receiver to any of the assets of Party
                          B;

                    (vi)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B (other
                          than netting in accordance with this Agreement); or

                    (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

                    or take proceedings for any of the above and Party A waives its rights to make those applications and take those
                    proceedings.

(r)  A new Section 18 is added as follows:

          18. Break Payments

               (a)  Party B shall pay Break Payments which it receives to Party
                    A in accordance with clause 5.1(c) of the Supplementary
                    Terms Notice, to the extent that amounts are available to
                    make that payment.

               (b)  Subject to paragraph (c), if Party A or St.George in any capacity (including in its capacity as Servicer) waives or reduces the amount of any Break Payment otherwise due from an Obligor, Party A and St.George agree that Party B's
                    obligation under paragraph (a) is reduced in respect of the
                    Break Payment so waived or to the extent of the reduction of the Break Payment (as the case may be).

               (c)  Party A, St.George and Party B agree that (unless St.George otherwise notifies Party B in writing) St.George will waive all Break Payments otherwise payable by an Obligor if the
                    total principal prepayments by that Obligor under the
                    relevant Purchased Receivable (excluding scheduled principal repayments) does not exceed $5,000 in any calendar year.

(s)  A new Section 19 is added as follows:

          19. Party A provisions

               (a)  Notwithstanding any other provision of this Agreement or any
                    Confirmation, Party A's obligation to pay any amount to
                    Party B or St.George is limited to Party A's assets from
                    time to time.

               (b)  Nothing in paragraph (a) or (c) limits Party A in:

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                    (i)   obtaining an injunction or other order to restrain any
                          breach of this Agreement by Party B;

                    (ii)  obtaining declaratory relief; or

                    (iii) in relation to its rights under the Security Trust
                          Deed.

               (c)  Except as provided in paragraphs (a) and (b), Party B shall not:

                    (i)   (JUDGMENT) obtain a judgment for the payment of money
                          or damages by Party A;

                    (ii)  (STATUTORY DEMAND) issue any demand under section
                          459E(1) of the Corporations Act 2001 (Cth) (or any
                          analogous provision under any other law) against Party
                          A;

                    (iii) (WINDING UP) apply for the winding up or dissolution of Party A;

                    (iv)  (EXECUTION) levy or enforce any distress or other
                          execution to, on or against any assets of Party A;

                    (v)   (COURT APPOINTED RECEIVER) apply for the appointment
                          by a court of a receiver to any of the assets of Party
                          A;

                    (vi)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party A (other
                          than netting in accordance with this Agreement); or

                    (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party A,

                    or take proceedings for any of the above and Party B waives its rights to make those applications and take those
                    proceedings.

               (d)  Nothing in this Section 19 in any way limits St.George's obligations under Section 15.

(t)  Party B (at the direction of Crusade Management Limited), St.George and
     Party A may, in their absolute discretion, agree to modify or amend this
     Agreement and/or or any Transaction to vary the respective notional amounts to which this Agreement or that Transaction applies, to vary the Purchased
     Receivables to which that Transaction applies (if applicable) or to novate all or any part of a Transaction to a third party Swap Provider, in each case upon confirmation from each Designated Rating Agency that the modification or amendment of this Agreement or Transaction (as the case may
     be) will not result in the downgrade or withdrawal of the rating of any
     Note.

IN WITNESS WHEREOF the parties have executed this schedule on the respective dates specified below with effect from the date specified on the first page of this document.

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CRUSADE MANAGEMENT LIMITED

By: /s/ Andrew Jinks                      Witness: /s/ James Clifford
    -----------------------------------            -----------------------------
Name: Andrew Jinks                        Witness Name: James Clifford

Title: Attorney                           Title: Lawyer

Date: 03/13/07                            Date: 03/13/07

ST.GEORGE BANK LIMITED

By: /s/ Andrew Jinks                      Witness: /s/ James Clifford
    -----------------------------------            -----------------------------
Name: Andrew Jinks                        Witness Name: James Clifford

Title: Attorney                           Title: Lawyer

Date: 03/13/07                            Date: 03/13/07

PERPETUAL TRUSTEES CONSOLIDATED LIMITED
as trustee of the Crusade Global Trust No. 1 of 2007

By: /s/ Andrea Ruver                      Witness: /s/ James Clifford
    -----------------------------------            -----------------------------
Name: Andrea Ruver                        Witness Name: James Clifford

Title: Manager                            Title: Lawyer

Date: 03/13/07                            Date:     03/13/07

                                                                         Page 15

To:         Perpetual Trustees Consolidated Limited as trustee of Crusade Global
            Trust No.1 of 2007

Attention:  Manager, Securitisation

Copy to:    St.George Bank Limited

Attention:  Roger Desmarchelier

From: Crusade Management Limited

Date: 13 March 2006

SUBJECT: CONFIRMATION OF INTEREST RATE SWAP

     Reference No: Crusade Global Trust No.1 of 2007

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below. This letter constitutes a "Confirmation" as referred to in the Master Agreement and the Schedule to the Master Agreement specified below. The definitions and provisions contained in the 2000 ISDA Definitions as amended from time to time published by the International Swap and Derivatives Association, Inc or in the
Master Trust Deed and Supplementary Terms Notice (as defined in the Master
Agreement and the Schedule to the Master Agreement specified below) are incorporated in this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Reference to a "Transaction" shall be deemed to be a reference to a
"Swap Transaction" for the purposes of the 2000 ISDA Definitions.

1.   This Confirmation supplements, forms part of, and is subject to, the Master
     Agreement dated on or about 13 March 2007 and the Schedule to the Master
     Agreement dated on or about 13 March 2007 as amended and supplemented from time to time (the "Agreement") between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this confirmation "Party A" means Crusade Management Limited and "Party B"
means Perpetual Trustees Consolidated Limited as trustee of the Crusade Global
Trust No.1 of 2007.

2.   The terms of the particular Transaction to which this Confirmation relates are as follows: NOTIONAL AMOUNT: Housing Loan Principal of all Fixed Rate
     Loans as calculated on the first day to which that Monthly Payment Date relates.

     TRADE DATE:            Note Issue Date

     EFFECTIVE DATE:        15 March 2007

                                       -1-

     FINAL MATURITY DATE:   19 April 2038 or when the stated amount of the Notes
                            is reduced to zero, subject to adjustment in
                            accordance with the Modified Following Business Day
                            Convention.

     RESET DATES:           The Effective Date and then each Monthly Payment
                            Date, subject to adjustment in accordance with the
                            Modified Following Business Day Convention.

     MONTHLY PAYMENT        19th day of each month,

     DATES:                 subject to adjustment in accordance with the
                            Modified Following Business Day Convention.

MORTGAGE RATE AMOUNTS

     MORTGAGE RATE:         Weighted average fixed rate of interest applicable
                            to the Fixed Rate Loans at that Reset Date

     MORTGAGE RATE PAYER:   Perpetual Trustees Consolidated Limited as trustee
                            of the Crusade Global Trust No.1 of 2007.

     MORTGAGE RATE          Each Monthly Payment Date, up to and including the

     PAYER PAYMENT          last Monthly Payment Date. This is subject to

     DATES:                 adjustment in accordance with the Modified Following
                            Business Day Convention.

                  The first Payment Date will be 19 April 2007.

     MORTGAGE RATE

                                       -2-

     PAYMENTS               (Notional Amount) x (Mortgage Rate) x (Number of
                            days between Reset Dates / 365). Party B is not
                            obliged to pay any amount which is attributable to
                            any Break Payment which is due by, but not received
                            from, an Obligor or any Loan Offset Interest Amount
                            which is due by, but not received from, the Approved
                            Seller, and the failure by Party B to pay that
                            amount will not be an Event of Default.

     MORTGAGE RATE DAY      Actual / 365 (fixed).

     COUNT FRACTION:

     DESIGNATED             Not applicable.

     MATURITY:

     SPREAD:                Nil.

     BUSINESS DAYS:         Sydney, New York, London and TARGET

FLOATING AMOUNTS

     FLOATING RATE:         Weighted Average Australian Bank Bill Rate, which is
                            the sum of:

                                 (a)  One Month Bank Bill Rate (as at the start
                                      of the Monthly Interest Period for that
                                      monthly payment date) multiplied by the
                                      proportion which the aggregate Invested
                                      Amount of the Class A-3 notes bears to the
                                      aggregate Invested Amount of all notes as
                                      at the start of that Monthly Interest
                                      Period; and

                                 (b)  Three Month Bank Bill Rate (as at the
                                      start of the current Quarterly Interest
                                      Period) multiplied by the proportion which
                                      the aggregate Invested Amount of the Class
                                      A-1 notes, the Class A-2 notes, the Class
                                      B notes and the Class C notes bears to the
                                      aggregate Invested Amount of all notes as
                                      at the start of that Monthly Interest
                                      Period.

     FLOATING RATE          Crusade Management Limited

                                       -3-

     PAYER:

     FLOATING RATE          Each Monthly Payment Date, up to and including the

     PAYMENT DATES:         last Monthly Payment Date. This is subject to
                            adjustment in accordance with the Modified Following
                            Business Day Convention.

                            The First Payment Date will be 19April 2007.

     SPREAD:                The weighted average coupon on all Notes in respect
                            of the relevant Monthly Payment Date plus 0.75% per
                            annum.

     FLOATING RATE          (Floating Rate + Spread) x (Notional Amount) x

     PAYMENT:               (number of days between Reset Dates / 365)

     FLOATING RATE          Each Floating Rate Payment Date.

     RESET DATES:

     FLOATING RATE DAY      Actual / 365 (fixed).

     COUNT FRACTION:

     DESIGNATED             30 days, with the exception of the initial
     MATURITY:              Calculation Period which will be a Linear
                            Interpolation by reference to two rates, one of
                            which shall be determined as if the Designated
                            Maturity were 1 month and the other shall be
                            determined as if the Designated Maturity were 2
                            months.

     NETTING OF             Applicable.

     PAYMENTS:

     COMPOUNDING:           Inapplicable.

     BUSINESS DAYS:         Sydney, New York, London and TARGET

                                       -4-

     CALCULATION AGENTS:    Crusade Management Limited

PAYMENTS TO THE FLOATING RATE PAYER

     ACCOUNT FOR            Crusade Management Limited

     PAYMENT IN AUD:        St.George Bank Limited

                            Level 11, 55 Market Street

                            Sydney, NSW 2000
                            Swift Code:   SGBL AU 2S
                            Sort Code:    RTGS-MM
                            BSB:          112-601

PAYMENTS TO THE MORTGAGE RATE PAYER

     ACCOUNT FOR            Perpetual Trustees Consolidated Limited as trustee
                            of

     PAYMENT IN AUD:        Crusade Global Trust No.1 of 2007

               Bank:        St.George Bank
                            BSB:          332-027
                            Account No:   777-700-241

PAYMENTS TO ST.GEORGE BANK (AS STANDBY INTEREST RATE SWAP PROVIDER) (IF
APPLICABLE)

     ACCOUNT FOR            St.George Bank Limited

                                       -5-

     PAYMENT IN AUD:        Level 11, 55 Market Street

                            Sydney, NSW 2000
                            Swift Code:   SGBL AU 2S
                            Sort Code:    RTGS-MM
                            BSB:          112-601

The office of the Mortgage Rate Payer for the Swap Transaction is Sydney, and
the Office of the Floating Rate Payer for the Swap Transaction is Sydney.

3. This is the Interest Rate Swap for the purposes of the Supplementary Terms
Notice dated on or before 13 March 2007 relating to Crusade Global Trust No. 1 of 2007.

4. Address for notices in connection with this Transaction

     (a)  Party A:          Crusade Management Limited
                            Level 3, 4-16 Montgomery Street, Kogarah
                            Attn: Compliance Manager
                            Telephone: 612 9320-5605
                            Facsimile:  612 9320-5785

     (b)  Party B:          Perpetual Trustees Consolidated Limited
                            Angel Place, Level 12, 123 Pitt Street, Sydney
                            Attn: Manager - Securitisation
                            Telephone: 612 9229-9000
                            Facsimile:  612 9221-7870

     (c)  St.George Bank:   St.George Bank Limited
                            Level 10, 55 Market Street, Sydney
                            Attn: Manager, Securitisation
                            Telephone: 612 9320-5788
                            Facsimile: 612 9320-5785

5.   Documents to be delivered

                                       -6-

     Each party shall deliver to the other, at the time of its execution of this
     Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on the party's behalf, unless such evidence has previously been supplied in connection with this Agreement and remains true and in effect.

6. Relationship between the parties

     Each party will be deemed to have represented to the other party on the
     Trade Date that (lacking a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this
     Transaction):

          (a) Non-Reliance. It is acting for its own account (in the case of
          Party B as Trustee for the Trust), and it has made its own independent decision to enter into this Transaction and as to whether this
          Transaction is appropriate or proper for it based upon its own judgement (and in the case of Party B also the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this
          Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this
          Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

          (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is capable of assuming, and assumes the risks of this Transaction.

          (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

7.   Compliance with Regulation AB.

     (a)  St.George has been advised that Party A is required under Regulation
          AB under the Securities Act of 1933 and the Securities Exchange Act of
          1934, as amended ("Regulation AB"), to disclose certain financial information regarding St.George depending on the applicable
          "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB.

     (b)  If required, St.George shall provide to Party A the applicable financial information described under Item 1115 of Regulation AB (the
          "Reg AB Information") within ten (10) Local Business Days of receipt of a written request for such Reg AB Information by Party A (the
          "Response Period"), so long as Party A has reasonably determined, in good faith, that such information is required under Regulation AB;
          provided, however that if St.George in good faith determines that it is unable to provide the Reg AB Information within the

                                       -7-

          Response Period, then, subject to receipt of confirmation by each
          Designated Rating Agency that such action shall not result in withdrawal or downgrade of any credit rating assigned, by it, to the
          Notes, (i) St.George shall cause a Reg AB Approved Entity (as defined below) to replace St.George as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the Response Period, and (ii) such Reg AB Approved Entity shall provide the Reg AB Information prior to the expiration of the Response
          Period. "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) is a Replacement
          Provider. If Party A requests (in writing) the Reg AB Information from
          St.George, then Party A shall promptly (and in any event within three
          (3) Local Business Days of the date of the request for the Reg AB
          Information) provide St.George with a written explanation of how the significance percentage was calculated.

     (c)  St.George (or, if applicable, the Reg AB Approved Entity) shall indemnify and hold harmless Party A, its directors or officers and any person controlling Party A, from and against any and all losses, claims, damages and liabilities caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any information that St.George or such Reg AB Approved Entity, as applicable, provides to Party A pursuant to this Paragraph (c) (the
          "St.George Information") or caused by any omission or alleged omission to state in the St.George Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or
          (ii) any failure by St.George to deliver any information or other material when and as required under this Section 7.

                                       -8-

PLEASE NOTIFY US IMMEDIATELY SHOULD THE PARTICULARS OF THIS CONFIRMATION NOT BE
IN ACCORDANCE WITH YOUR UNDERSTANDING.

PLEASE QUOTE OUR REFERENCE ON ALL CORRESPONDENCE.

Regards,

Signed for and on behalf of
Crusade Management Limited, by its attorney

/s/ Andrew Jinks                          /s/ James Clifford
---------------------------------------   --------------------------------------
Name: Andrew Jinks                        Witness Name: James Clifford
Title:                                    Title: Lawyer

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the enclosed copy of this confirmation and returning it to us.

Confirmed as of date first written:

For and on behalf of
Perpetual Trustees Consolidated Limited
(as trustee of the Crusade Global Trust No.1 of 2007)

/s/ Andrea Ruver                          /s/ James Clifford
---------------------------------------   --------------------------------------
Name: Andrea Ruver                        Witness Name: James Clifford
Title: Manager                            Title: Lawyer

Confirmed as of date first written:

                                       -9-

For and on behalf of
St.George Bank Limited
(as Standby Interest Rate Swap Provider)

/s/ Andrew Jinks                          /s/ James Clifford
---------------------------------------   --------------------------------------
Name: Andrew Jinks                        Witness Name: James Clifford
Title:                                    Title: Lawyer

                                      -10-